UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) November 1, 2007



                           GENERAL MOTORS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




            STATE OF DELAWARE                                  38-0572515
            -----------------                                  ----------
        (State or other jurisdiction of                     (I.R.S. Employer
        Incorporation or Organization)                     Identification No.)


      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)




                                 (313) 556-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


===============================================================================

ITEM 8.01.  OTHER EVENTS

On November 1, 2007 General Motors Corporation (GM) issued a news release announcing October 2007 sales. The release is as follows:


        GM Reports 310,008 October Deliveries, Posting Third Consecutive
                        Year-Over-Year Monthly Increase
       (Monthly comparison percentages are adjusted for sales days unless noted. Annual and calendar year-to-date comparisons are unadjusted.)

o     Chevrolet, GMC and Cadillac Increased Sales Year-Over-Year
o     Full-Size Utilities and All-New Crossovers Post Significant Gains
o     2008 Malibu Orders Outpace Available Supply
o     All-New CTS Drives 20 Percent Cadillac Sales Increase

DETROIT - GM dealers in the United States delivered 310,008 vehicles in October, 8,700 more vehicles when compared with year-ago performance, outpacing an industry expected to show a volume decline of about 4 percent.

For the third consecutive month, on an unadjusted basis, total sales increased, with October up 3 percent. When adjusted for selling days, sales declined 1 percent. It is anticipated that GM will see its fourth consecutive month with market share above 24 percent. Since August, market share is up more than 1 point, to 25.1 percent, compared with the same three month period last year.

The month's 229,294 retail deliveries demonstrated solid performance despite continuing industry softness. GM retail sales were led by brisk retail sales of full-size utilities, mid-utility crossovers, the Cadillac CTS, and the Chevrolet Aveo, Cobalt and HHR. The Saturn division showed yet another retail sales increase, up 7 percent.

"Our strong market share performance and our ability to outpace industry trends on volume demonstrates the consumer acceptance of our new products," said Mark LaNeve, GM North America vice president, Vehicle Sales, Service and Marketing. "Over the past two years, our new products including the Chevrolet Silverado, GMC Sierra, Cadillac CTS, full-size utilities, and mid-crossovers have all gained retail share following launch. Our committed dealer team has really stepped up to the plate, pushing all of GM's brands above the industry average in the recently released J.D. Power Customer Satisfaction Index."

Cadillac CTS total sales surged 75 percent, compared with year-ago performance, due to the strength of the all-new CTS, now in showrooms. GMC Acadia, Saturn OUTLOOK and Buick Enclave together had total sales of more than 12,800 vehicles, pushing a more than 320-percent increase in GM's mid-crossover segment. Additionally, Cadillac's SRX luxury crossover saw a total sales increase of 37 percent. Total sales of the fuel-efficient Chevrolet Cobalt and Pontiac G5 were up 81 percent, Chevrolet Aveo was up 58 percent and HHR was up 70 percent compared with last October.

Vehicles with retail sales increases, compared with year-ago levels, include:
Chevrolet Aveo, Cobalt, Tahoe, Suburban, and HHR; Saturn ION; GMC Yukon and Yukon XL; Cadillac CTS and SRX; Pontiac G5, Grand Prix and Vibe.

"Cadillac CTS and Buick Enclave have two of the fastest turn rates in the industry," LaNeve added. "And while it is still very early, Malibu demand and customer feedback has been sensational. It's products like these that have enabled us to buck recent industry trends."

Quality, reliability and durability (QRD) remain key factors when purchasing a new vehicle. An increasing number of consumers cite GM's willingness to stand behind its quality as a reason to buy a new GM vehicle. GM's 5 Year/100,000 Mile Powertrain Limited Warranty continues to be a better choice for customers.

GM's coverage focuses on the complete ownership experience and includes other provisions that competitors do not offer, including transferability to the next owner, more complete coverage of parts, and coverage for new and certified used vehicles. In addition, GM offers superior complementary programs, such as courtesy transportation and roadside assistance. "GM provides the best coverage in the industry. We take care of the vehicle and the owner like no other manufacturer," LaNeve added.

Certified Used Vehicles Sales

October 2007 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 39,919 vehicles, down nearly 7 percent from last October. Total year-to-date certified GM sales are 442,110 vehicles, up 1 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted 34,843 sales, down 6 percent from last October. Year-to-date sales for GM Certified Used Vehicles are 388,442 vehicles, up 3 percent from the same period in 2006.

Cadillac Certified Pre-Owned Vehicles posted October sales of 3,255 vehicles, down 11 percent from last October. Saturn Certified Pre-Owned Vehicles sold 1,173 vehicles in October, down 9 percent. Saab Certified Pre-Owned Vehicles sold 518 vehicles, down 13 percent, and HUMMER Certified Pre-Owned Vehicles sold 130 vehicles, up 59 percent.

"While sales of GM Certified Used Vehicles were lower this October, year-to-date sales are up 3 percent and we expect to continue to surpass last year's category-leading annual sales," said LaNeve.

"Our customers enjoy a broad selection of fully inspected and reconditioned late-model used vehicles with the peace-of-mind assurances of one of the industry's best warranty programs," LaNeve added.

GM North America Reports October 2007 Production, 2007 Fourth-Quarter Production Forecast Unchanged at 1 Million Vehicles

In October, GM North America produced 423,000 vehicles (152,000 cars and 271,000 trucks). This is down 5,000 units or 1 percent compared to October 2006 when the region produced 428,000 vehicles (174,000 cars and 254,000 trucks). (Production totals include joint venture production of 18,000 vehicles in October 2007 and 19,000 vehicles in October 2006.)

Additionally, GM North America's 2007 fourth-quarter production forecast is unchanged at 1 million vehicles (334,000 cars and 666,000 trucks). In the fourth-quarter of 2006 the region produced 1.107 million vehicles (446,000 cars and 661,000 trucks).

Note: Production data is preliminary and subject to change. Additional production information can be found on the GM Investor Relations website: http://www.gm.com/corporate/investor_information/sales_prod

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the annual global industry sales leader for 76 years. Founded in 1908, GM today employs about 280,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2006, nearly
9.1 million GM cars and trucks were sold globally under the following brands:
Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com/us/gm/en by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                October                 January - October
                      ---------------------------------------------------------
 Curr S/D:   26                          % Chg
 Prev S/D:   25         2007     2006   per S/D     2007      2006     %Chg
-------------------------------------------------------------------------------
Vehicle Total         310,008   301,317  -1.1   3,279,513  3,485,762   -5.9
-------------------------------------------------------------------------------
Car Total             111,738   112,471  -4.5   1,267,753  1,385,806   -8.5
-------------------------------------------------------------------------------
Truck Total           198,270   188,846   1.0   2,011,760  2,099,956   -4.2
-------------------------------------------------------------------------------
Light Truck Total     195,670   184,930   1.7   1,973,748  2,051,476   -3.8
-------------------------------------------------------------------------------
Light Vehicle Total   307,408   297,401  -0.6   3,241,501  3,437,282   -5.7
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                              Calendar Year-to-Date
                                October                 January - October
                      ---------------------------------------------------------
                                         % Chg
                        2007     2006   per S/D     2007      2006      %Chg
-------------------------------------------------------------------------------
Buick                  14,231    15,541 -12.0     158,146    206,582  -23.4
Cadillac               21,267    17,052  19.9     176,249    187,049   -5.8
Chevrolet             179,825   171,890   0.6   1,928,373  2,050,056   -5.9
GMC                    44,456    38,776  10.2     425,694    402,012    5.9
HUMMER                  3,864     5,565 -33.2      46,624     58,801  -20.7
Oldsmobile                  0         0 ***.*           0         96  ***.*
Other - Isuzu               0     1,097 ***.*       7,906     12,047  -34.4
Pontiac                25,182    29,346 -17.5     301,771    351,303  -14.1
Saab                    2,275     2,731 -19.9      27,960     30,317   -7.8
Saturn                 18,908    19,319  -5.9     206,790    187,499   10.3
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                   103,358   105,423  -5.7   1,184,469  1,299,642   -8.9
-------------------------------------------------------------------------------
Light Truck           195,670   184,930   1.7   1,973,748  2,051,476   -3.8
-------------------------------------------------------------------------------

Twenty-six selling days for the October period this year and twenty-five for last year.


* Prior to 8/07 includes American Isuzu Motors, Inc., dealers sales of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors, Inc. Effective 8/07 includes GMC & Chevrolet dealer sales of commercial vehicles distributed by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  October 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  October               January - October
-------------------------------------------------------------------------------
                                          % Chg
                           2007     2006  per S/D    2007       2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)     26      25
-------------------------------------------------------------------------------
Century                        0       1  ***.*         5         80   -93.8
LaCrosse                   3,128   4,533  -33.6    41,073     61,363   -33.1
LeSabre                        0      57  ***.*       121      2,245   -94.6
Lucerne                    6,570   6,700   -5.7    71,021     82,783   -14.2
Park Avenue                    0       9  ***.*        26         46   -43.5
Regal                          0       0  ***.*         0         30   ***.*
      Buick Total          9,698  11,300  -17.5   112,246    146,547   -23.4
-------------------------------------------------------------------------------
CTS                        6,586   3,629   74.5    44,666     46,423    -3.8
DeVille                        0      33  ***.*        71        763   -90.7
DTS                        5,336   4,356   17.8    43,480     48,911   -11.1
Seville                        0       0  ***.*         0          9   ***.*
STS                        1,862   1,573   13.8    16,630     21,575   -22.9
XLR                          115     173  -36.1     1,525      2,660   -42.7
      Cadillac Total      13,899   9,764   36.9   106,372    120,341   -11.6
-------------------------------------------------------------------------------
Aveo                       6,373   3,883   57.8    55,520     50,967     8.9
Cavalier                       0      10  ***.*        57        341   -83.3
Classic                        0       4  ***.*        17         17     0.0
Cobalt                    16,505   8,772   80.9   169,400    187,330    -9.6
Corvette                   2,484   2,761  -13.5    28,333     30,664    -7.6
Impala                    20,791  21,130   -5.4   270,504    240,297    12.6
Malibu                     5,975   9,886  -41.9   108,930    144,207   -24.5
Monte Carlo                  610   1,943  -69.8    14,882     29,524   -49.6
SSR                            2     151  -98.7       240      3,587   -93.3
      Chevrolet Total     52,740  48,540    4.5   647,883    686,934    -5.7
-------------------------------------------------------------------------------
Alero                          0       0  ***.*         0         67   ***.*
      Oldsmobile Total         0       0  ***.*         0         67   ***.*
-------------------------------------------------------------------------------
Bonneville                     0      40  ***.*       130      1,100   -88.2
G5                         2,519   1,341   80.6    23,249      4,823   382.0
G6                        10,805  11,273   -7.8   121,278    132,915    -8.8
Grand Am                       0      26  ***.*        99        778   -87.3
Grand Prix                 5,813   9,806  -43.0    78,380     94,302   -16.9
GTO                           48     741  -93.8     4,159      9,636   -56.8
Solstice                   1,064   1,178  -13.2    14,133     17,056   -17.1
Sunfire                        0       8  ***.*        39        836   -95.3
Vibe                       2,788   2,295   16.8    30,697     40,299   -23.8
      Pontiac Total       23,037  26,708  -17.1   272,164    301,745    -9.8
-------------------------------------------------------------------------------
9-2X                           0     143  ***.*       118      1,293   -90.9
9-3                        1,677   1,926  -16.3    19,774     20,376    -3.0
9-5                          282     355  -23.6     3,713      3,892    -4.6
      Saab Total           1,959   2,424  -22.3    23,605     25,561    -7.7
-------------------------------------------------------------------------------
Aura                       4,425   4,661   -8.7    50,487      9,626   424.5
ION                        5,135   8,231  -40.0    45,138     88,254   -48.9
Saturn L Series                0       0  ***.*         2         20   -90.0
Sky                          845     843   -3.6     9,856      6,711    46.9
      Saturn Total        10,405  13,735  -27.2   105,483    104,611     0.8
-------------------------------------------------------------------------------
      GM Total           111,738 112,471   -4.5 1,267,753  1,385,806    -8.5
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *       103,358 105,423   -5.7 1,184,469  1,299,642    -8.9
-------------------------------------------------------------------------------
GM Import                  8,380   7,048   14.3    83,284     86,164    -3.3
-------------------------------------------------------------------------------
      GM Total           111,738 112,471   -4.5 1,267,753  1,385,806    -8.5
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  October 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  October               January - October
-------------------------------------------------------------------------------
                                          % Chg
                           2007     2006  per S/D    2007       2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)     26      25
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total                9,698  11,300  -17.5   112,246    146,547   -23.4
Cadillac Total            13,899   9,764   36.9   106,372    120,341   -11.6
Chevrolet Total           46,367  44,657   -0.2   592,363    635,967    -6.9
Oldsmobile Total               0       0  ***.*         0         67   ***.*
Pontiac Total             22,989  25,967  -14.9   268,005    292,109    -8.3
Saturn Total              10,405  13,735  -27.2   105,483    104,611     0.8
      GM North America
       Total*            103,358 105,423   -5.7 1,184,469  1,299,642  -8.9
-------------------------------------------------------------------------------
Chevrolet Total            6,373   3,883   57.8    55,520     50,967     8.9
Pontiac Total                 48     741  -93.8     4,159      9,636   -56.8
Saab Total                 1,959   2,424  -22.3    23,605     25,561    -7.7
      GM Import Total      8,380   7,048   14.3    83,284     86,164    -3.3
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total               14,231  15,541  -12.0   158,146    206,582   -23.4
Cadillac Total            21,267  17,052   19.9   176,249    187,049    -5.8
Chevrolet Total          179,825 171,890    0.6 1,928,373  2,050,056    -5.9
GMC Total                 44,456  38,776   10.2   425,694    402,012     5.9
HUMMER Total               3,864   5,565  -33.2    46,624     58,801   -20.7
Oldsmobile Total               0       0  ***.*         0         96   ***.*
Other-Isuzu Total              0   1,097  ***.*     7,906     12,047   -34.4
Pontiac Total             25,182  29,346  -17.5   301,771    351,303   -14.1
Saab Total                 2,275   2,731  -19.9    27,960     30,317    -7.8
Saturn Total              18,908  19,319   -5.9   206,790    187,499    10.3
      GM Total           310,008 301,317   -1.1 3,279,513  3,485,762    -5.9
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  October 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  October               January - October
-------------------------------------------------------------------------------
                                          % Chg
                           2007     2006  per S/D    2007       2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)     26      25
-------------------------------------------------------------------------------
Enclave                    4,244       0  ***.*    20,726          0   ***.*
Rainier                      100     683  -85.9     4,664     11,157   -58.2
Rendezvous                    39   2,915  -98.7    15,247     38,376   -60.3
Terraza                      150     643  -77.6     5,263     10,502   -49.9
      Total Buick          4,533   4,241    2.8    45,900     60,035   -23.5
-------------------------------------------------------------------------------
Escalade                   3,499   3,553   -5.3    30,777     30,812    -0.1
Escalade ESV               1,460   1,724  -18.6    13,635     12,383    10.1
Escalade EXT                 716     825  -16.6     6,850      5,098    34.4
SRX                        1,693   1,186   37.3    18,615     18,415     1.1
      Total Cadillac       7,368   7,288   -2.8    69,877     66,708     4.8
-------------------------------------------------------------------------------
Astro                          0       5  ***.*        25        369   -93.2
C/K Suburban(Chevy)        8,317   6,938   15.3    70,867     60,810    16.5
Chevy C/T Series              25      28  -14.1       241        261    -7.7
Chevy W Series               245     221    6.6     2,286      2,402    -4.8
Colorado                   5,753   7,151  -22.6    64,878     79,492   -18.4
Equinox                    5,978   7,380  -22.1    76,587     96,908   -21.0
Express Cutaway/G Cut      1,991   1,465   30.7    16,646     16,922    -1.6
Express Panel/G Van        5,708   5,528   -0.7    63,475     71,693   -11.5
Express/G Sportvan         1,214     856   36.4    13,808     14,945    -7.6
HHR                        7,979   4,505   70.3    88,346     90,167    -2.0
Kodiak 4/5 Series            786     948  -20.3     7,973     10,052   -20.7
Kodiak 6/7/8 Series          154     313  -52.7     1,957      3,083   -36.5
S/T Blazer                     0       2  ***.*         7        111   -93.7
S/T Pickup                     0       0  ***.*         0          4   ***.*
Tahoe                     16,066  12,181   26.8   125,710    132,904    -5.4
Tracker                        0       0  ***.*         0         11   ***.*
TrailBlazer               11,310  14,451  -24.7   114,760    148,497   -22.7
Uplander                   7,356   2,718  160.2    60,019     50,436    19.0
Venture                        0       7  ***.*        25        192   -87.0
................................................................................
      Avalanche            5,487   6,244  -15.5    46,305     44,553     3.9
      Silverado-C/K
        Pickup            48,716  52,409  -10.6   526,575    539,310    -2.4
Chevrolet Fullsize
  Pickups                 54,203  58,653  -11.1   572,880    583,863    -1.9
................................................................................
      Chevrolet Total    127,085 123,350   -0.9 1,280,490  1,363,122    -6.1
-------------------------------------------------------------------------------
Acadia                     6,120       0  ***.*    58,977          0   ***.*
Canyon                     1,543   1,744  -14.9    17,975     20,106   -10.6
Envoy                      4,111   5,706  -30.7    41,614     63,504   -34.5
GMC C/T Series                28      15   79.5       187        203    -7.9
GMC W Series                 323     349  -11.0     3,524      4,441   -20.6
Safari (GMC)                   0       0  ***.*        13         56   -76.8
Savana Panel/G Classic     1,007   1,126  -14.0    12,601     14,517   -13.2
Savana Special/G Cut         239     323  -28.9     7,871      9,508   -17.2
Savana/Rally                 159     177  -13.6     1,626      2,171   -25.1
Sierra                    17,417  18,080   -7.4    174,62   1177,813    -1.8
Topkick 4/5 Series           431     586  -29.3     8,086      9,322   -13.3
Topkick 6/7/8 Series         608     359   62.8     5,852      6,669   -12.3
Yukon                      7,706   6,068   22.1    53,949     57,159    -5.6
Yukon XL                   4,764   4,243    8.0    38,798     36,543     6.2
      GMC Total           44,456  38,776   10.2   425,694    402,012     5.9
-------------------------------------------------------------------------------
HUMMER H1                      3      19  -84.8       119        312   -61.9
HUMMER H2                    968   1,465  -36.5    10,323     14,027   -26.4
HUMMER H3                  2,893   4,081  -31.8    36,182     44,462   -18.6
      HUMMER Total         3,864   5,565  -33.2    46,624     58,801   -20.7
-------------------------------------------------------------------------------
Bravada                        0       0  ***.*         0         19   ***.*
Silhouette                     0       0  ***.*         0         10   ***.*
      Oldsmobile Total         0       0  ***.*         0         29   ***.*
-------------------------------------------------------------------------------
Other-Isuzu F Series           0     161  ***.*     1,116      1,197    -6.8
Other-Isuzu H Series           0      11  ***.*        61        105   -41.9
Other-Isuzu N Series           0     925  ***.*     6,729     10,745   -37.4
      Other-Isuzu Total        0   1,097  ***.*     7,906     12,047   -34.4
-------------------------------------------------------------------------------
Aztek                          0       6  ***.*        25        339   -92.6
Montana                        0      10  ***.*        26        370   -93.0
Montana SV6                   31     228  -86.9     1,301     12,530   -89.6
Torrent                    2,114   2,394  -15.1    28,255     36,319   -22.2
      Pontiac Total        2,145   2,638  -21.8    29,607     49,558   -40.3
-------------------------------------------------------------------------------
9-7X                         316     307   -1.0     4,355      4,756    -8.4
      Saab Total             316     307   -1.0     4,355      4,756    -8.4
-------------------------------------------------------------------------------
Outlook                    2,458       0  ***.*    28,251          0   ***.*
Relay                         50     464  -89.6     1,305      6,228   -79.0
VUE                        5,995   5,120   12.6    71,751     76,660    -6.4
      Saturn Total         8,503   5,584   46.4   101,307     82,888    22.2
-------------------------------------------------------------------------------
      GM Total           198,270 188,846    1.0 2,011,760  2,099,956    -4.2
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *      197,864  187,597    1.4 2,001,378  2,085,190    -4.0
-------------------------------------------------------------------------------
GM Import                    406   1,249  -68.7    10,382     14,766   -29.7
-------------------------------------------------------------------------------
      GM Total           198,270 188,846    1.0 2,011,760  2,099,956    -4.2
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *       195,670 184,930    1.7 1,973,748  2,051,476    -3.8
-------------------------------------------------------------------------------
GM Import                      0       0  ***.*         0          0   ***.*
-------------------------------------------------------------------------------
      GM Total           195,670 184,930    1.7 1,973,748  2,051,476    -3.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  October 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  October               January - October
-------------------------------------------------------------------------------
                                          % Chg
                           2007     2006  per S/D    2007       2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)     26      25
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total                4,533   4,241    2.8    45,900     60,035   -23.5
Cadillac Total             7,368   7,288   -2.8    69,877     66,708     4.8
Chevrolet Total          126,916 123,172   -0.9 1,278,882  1,361,379    -6.1
GMC Total                 44,219  38,484   10.5   423,051    398,458     6.2
HUMMER Total               3,864   5,565  -33.2    46,624     58,801   -20.7
Oldsmobile Total               0       0  ***.*         0         29   ***.*
Other-Isuzu Total              0     318  ***.*     1,775      2,578   -31.1
Pontiac Total              2,145   2,638  -21.8    29,607     49,558   -40.3
Saab Total                   316     307   -1.0     4,355      4,756    -8.4
Saturn Total               8,503   5,584   46.4   101,307     82,888    22.2
      GM North America
        Total*           197,864 187,597    1.4 2,001,378  2,085,190    -4.0
-------------------------------------------------------------------------------
Chevrolet Total              169     178   -8.7     1,608      1,743    -7.7
GMC Total                    237     292  -22.0     2,643      3,554   -25.6
Other-Isuzu Total              0     779  ***.*     6,131      9,469   -35.3
      GM Import Total        406   1,249  -68.7    10,382     14,766   -29.7
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total                4,533   4,241    2.8    45,900     60,035   -23.5
Cadillac Total             7,368   7,288   -2.8    69,877     66,708     4.8
Chevrolet Total          125,875 121,840   -0.7 1,268,033  1,347,324    -5.9
GMC Total                 43,066  37,467   10.5   408,045    381,377     7.0
HUMMER Total               3,864   5,565  -33.2    46,624     58,801   -20.7
Oldsmobile Total               0       0  ***.*         0         29   ***.*
Pontiac Total              2,145   2,638  -21.8    29,607     49,558   -40.3
Saab Total                   316     307   -1.0     4,355      4,756    -8.4
Saturn Total               8,503   5,584   46.4   101,307     82,888    22.2
      GM North America
        Total*           195,670 184,930    1.7 1,973,748  2,051,476    -3.8
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total                4,533   4,241    2.8    45,900     60,035   -23.5
Cadillac Total             7,368   7,288   -2.8    69,877     66,708     4.8
Chevrolet Total          125,875 121,840   -0.7 1,268,033  1,347,324    -5.9
GMC Total                 43,066  37,467   10.5   408,045    381,377     7.0
HUMMER Total               3,864   5,565  -33.2    46,624     58,801   -20.7
Oldsmobile Total               0       0  ***.*         0         29   ***.*
Pontiac Total              2,145   2,638  -21.8    29,607     49,558   -40.3
Saab Total                   316     307   -1.0     4,355      4,756    -8.4
Saturn Total               8,503   5,584   46.4   101,307     82,888    22.2
      GM Total           195,670 184,930    1.7 1,973,748  2,051,476    -3.8
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 11/01/07



                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2007 Q4 # *     334     666   1,000    452      257     633      2,342    11    46      319
O/(U) prior
forecast:@        0       0       0      0        0      (9)        (9)    0     0       (1)
====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.        580     634   1,214    538      138      51      1,941    18     9       NA
2nd Qtr.        638     726   1,364    491      165      64      2,084    13    16       NA
3rd Qtr.        574     664   1,238    373      146      74      1,832    11    15       NA
4th Qtr.        573     721   1,294    441      127      67      1,929     9    16       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
    CY        2,365   2,745   5,110  1,842      575     256      7,786    51    56       NA

   2002
1st Qtr.        600     753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688     865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568     740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602     824   1,426    453      157      81      2,117    14    25       NA
              -----   -----   -----  -----      ---     ---      -----    --   ---
    CY        2,458   3,182   5,640  1,770      561     307      8,278    59    73       NA

   2003
1st Qtr.        591     860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543     837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492     753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558     827   1,385    446      157     133      2,121    16    20       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
    CY        2,184   3,277   5,461  1,818      547     420      8,246    74    85       NA

   2004
1st Qtr.        525     820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543     846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463     746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466     811   1,277    442      200     386      2,305    17    47      324
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,997   3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

   2005
1st Qtr.        470     712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458     789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423     723   1,146    412      207     409      2,174    15    50      199
4th Qtr.        483     798   1,281    443      188     420      2,332    14    68      197
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,834   3,022   4,856  1,858      775   1,562      9,051    62   218    1,019

   2006
1st Qtr.        496     759   1,255    494      194     472      2,415    18    50      246
2nd Qtr.        462     775   1,237    495      206     482      2,420    17    58      258
3rd Qtr.        417     633   1,050    374      215     433      2,072    12    48      202
4th Qtr.        446     661   1,107    443      215     509      2,274    11    43      260
              -----   -----   -----  -----      ---   -----      -----    --   ---      ---
    CY        1,821   2,828   4,649  1,806      830   1,896      9,181    58   199      966

   2007
1st Qtr.        399     664   1,063    511      222     544      2,340    15    35      287
2nd Qtr.        402     740   1,142    464      233     571      2,410    12    42      264
3rd Qtr.        367     653   1,020    396      251     489      2,156    11    39      252
4th Qtr. # *    334     666   1,000    452      257     633      2,342    11    46      319
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,502   2,723   4,225  1,823      963   2,237      9,248    49   162    1,122
              -----   -----   -----  -----      ---   -----      -----

See notes on next page.

* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)



Date:  November 2, 2007              By:  /s/NICK S. CYPRUS
                                     ---  -----------------
                                          (Nick S. Cyprus
                                           Controller and
                                           Chief Accounting Officer)